--------------------------------------------------------------------------------
                                 T. Rowe Price
--------------------------------------------------------------------------------
                               SemiAnnual Report
                             Virginia Tax-Free Funds
--------------------------------------------------------------------------------
                                 August 31, 1997
--------------------------------------------------------------------------------
Report Highlights
================================================================================
Virginia Tax-Free Funds

* Municipal bonds outperformed Treasuries during most of the past six months. Inflation remained subdued despite strong economic growth.

* Total returns for the Virginia Short-Term Tax-Free Bond Fund were solid but fell behind the peer group average. BBB rated bonds helped keep income unchanged.

* The Virginia Tax-Free Bond Fund performed in line with its benchmark, aided by careful duration management.

* We believe the environment is still favorable for fixed income investors due to low inflation and fiscal restraint despite strong economic growth.

FELLOW SHAREHOLDERS

     The municipal bond market and your funds generated solid returns during the six months ended August 31, 1997. Strong economic growth in the first quarter of 1997 led the Federal Reserve to raise the federal funds target rate a quarter-point to 5.50% in March because of concerns that inflation might accelerate. However, despite robust economic growth, the Fed has left rates unchanged since March, as inflation remained subdued.

MARKET ENVIRONMENT

     Interest rates fluctuated as the market wrestled with a conflicting combination of strong economic growth and declining inflation. Both money market and longer-term bond yields began rising before the March rate hike and continued to rise for a short time afterward in anticipation of further tightening. However, excellent news on inflation, progress on controlling the federal budget deficit, and little evidence of wage pressures diminished fears of further rate increases. Sh ort-term taxable rates subsequently fell in mid-April to their earlier levels. Taxable bond yields also began to fall in the late spring after climbing to more than 7% in April. The 30-year Treasury bond yield averaged just over 6.50% in July and August and 6.80% for the past six months, almost identical to its average over the two preceding years.

     [Yield chart showing the Virginia Bond Index and the Virginia 3-Year general Obligation Bond from 8/96 through 8/97. Associate with paragraph below; please be sure it's on page 1. Source: T. Rowe Price Associates ]

     Long-term municipal interest rates in Virginia and across the nation followed a similar pattern: rising in March, peaking in April, then falling in late June and July when preliminary data signaled an economic slowdown. Rates reversed in August as stronger-than-expected economic data changed the outlook for the third quarter. Municipal bonds outperformed Treasuries throughout most of the period except for June, when the highest monthly supply in four years exceeded demand. T. Rowe Price's monthly Virginia Bond Index yield began the six-month period at 5.70% and ranged between 5.88% and 5.38% before settling at 5.50% at the end of August. Three-year Virginia general obligation (GO) bond yields started and ended the period at 4.15%. Overall, both the municipal and Treasury yield curves flattened, as long-term rates trended lower on positive inflation news.

     Virginia's economy continued to outpace the nation's, and its employment picture was especially strong. Nonfarm job growth hit a relatively high 2.5% in July, and at 4.4%, the unemployment rate is only 81% of the U.S. average. The state's official economic forecast for the coming fiscal year expects job growth to remain around 2.0%, with average wage rates outstripping inflation.

     There is abundant evidence that the state's major industries are strong. The state is significantly increasing its investment in port facilities located in Hampton Roads, financed in part with municipal bonds. Expansions are also under way at Norfolk International and Dulles airports, while Washington National recently unveiled a new main terminal. In addition, high-tech manufacturing has spurred overall activity and could add thousands of jobs in certain areas of Virginia. However, the construction of a large computer-chip plant near Richmond was delayed after a significant decline in product prices.

     Virginia's credit continued to be supported by conservative financial management, marked by growing reserve levels, strong tax collections, and a budget surplus for the fiscal year ended June 30, 1997. Over the next two years, the administration expects moderate revenue growth, stable state tax rates, and an increase in reserves. It also reduced total debt authorization, leading to a particularly scarce supply of new GO bond issues. Local government finances also remain in generally good shape.

VIRGINIA SHORT-TERM TAX-FREE BOND FUND

     The Virginia Short-Term Tax-Free Bond Fund gained 1.93% over the last six months, roughly equal to the coupon earned on a two-year AAA Virginia general obligation bond, and earned a 4.51% return over the 12 months ended August 31. The fund's income payouts for both periods were consistent with year-ago levels. The fund lagged the Lipper Short Municipal Debt Funds Average for the year: a combination of a slightly defensive duration stance and the generally below-average yields on short-term Virginia tax-free bonds restrained performance compared with the funds that invest nationally in the Lipper average. Nonetheless, the fund met its objective of providing higher federal and Virginia state tax-exempt income than a tax-exempt money market fund with relatively low price volatility.

================================================================================
Performance Comparison
--------------------------------------------------------------------------------
Periods Ended 8/31/97                           6 Months           12 Months
--------------------------------------------------------------------------------
Virginia Short-Term
Tax-Free Bond Fund                                 1.93%               4.51%

Lipper Short Municipal
Debt Funds Average                                 2.02                4.70
================================================================================

     A strong economy and the Federal Reserve's apparent bias toward tighter monetary policy caused us to maintain a conservative posture on interest rate risk throughout the period. The fund's duration shifted only slightly, from 1.7 years six months ago to 1.8 years at August 31. (Duration is a measure of interest rate sensitivity. At 1.8 years, the fund's price would respond to a one-percentage-point rise or fall in overall interest rates with about a 1.8% decline or rise, respectively.) As a result, we benefited only moderately from an overall decline in interest rates, especially from May through July.

     The overall maturity structure changed within the portfolio, however. Six months ago, the portfolio included a small 4% stake in bonds with maturities shorter than one year, with the remaining 96% of assets in bonds with one- to five-year maturities. As the period progressed, that changed to a 14% to 86% mix. This occurred naturally, as the passing of time caused bonds to roll into the one-year-or-under sector. We have also been continually reinvesting in an attractive three-month issue that has the highest yield in the fund.

     An increase in supply of short-term Virginia tax-exempt investments enabled us to increase holdings in some less expensive market sectors, and reduce exposure to somewhat lower-yielding prerefunded bonds by nine percentage points, to 53% of the overall portfolio. For example, we doubled our position in BBB bonds to 6.5% by purchasing investment-grade Commonwealth of Puerto Rico general obligation bonds, which are both federal and Virginia tax-free. The offering included a large supply of short-maturity issues, whose yields had been increased to generate investor interest. The Puerto Rico bonds have since gained in value as their yields fell (and prices rose) relative to those for high-grade, AAA issues.

VIRGINIA TAX-FREE BOND FUND

================================================================================
Performance Comparison
================================================================================
Periods Ended 8/31/97         6 Months12 Months
--------------------------------------------------------------------------------
Virginia Tax-Free
Bond Fund                      4.01%    8.71%

Lipper Virginia Municipal
Debt Funds Average                 4.018.75
================================================================================

     Virginia Tax-Free Bond Fund earned a relatively high 4.01% over the six months ended August 31, and 8.71% for the full-year period. These returns were in line with the Lipper Virginia Municipal Debt Funds Average. Much of the fund's gains were achieved by carefully managing its interest rate exposure during a period of fluctuating rates.

     We were cautious on interest rates to start the period, reducing duration and weighted average maturity to 7.4 years and 17.4 years, respectively. By late spring, however, it became increasingly unlikely that the Fed would tighten further, and rates began to decline. As a consequence, we directed new cash flow to long-maturity issues, where there was better potential for gains. We extended the fund's duration to 8.0 years, which enhanced returns. The abrupt reversal of the market in August caught us modestly long and, by month-end, we had trimmed duration so that it was only slightly longer than in March.

     We continued to overweight housing bonds and hospitals in our investment strategy, since these sectors usually offer a premium yield compared with other segments of the market. We also increased our position in local general obligation bonds and other tax-supported debt because of their favorable economic characteristics. We expect to maintain or increase this position going forward.

     For the past year or more, we have observed that overall long-term AAA municipal yields have stayed in a range between 5.25% and 6.00%. We expect this range to hold (barring overwhelming evidence of strong economic growth coupled with persistent inflation) and plan to make any adjustments to the fund's duration with this range in mind. We have found this trading range to be especially applicable for long-term Virginia tax-exempt bonds because the state's strong economy generates consistent investment demand for tax- exempt securities at these yield levels.

OUTLOOK

     The national municipal market is facing a pickup in supply in coming months, as issuers line up to borrow over both the short and long term. Interest rates have stayed within the narrow range established over the past two years, with relatively low volatility, and remain attractive for issuers. At the same time, we would expect demand for municipals to remain solid, since the Taxpayer Relief Act of 1997 did not lower personal income tax rates and did maintain favorable tax treatment for corporations that purchase municipals.

     Given the high level of consumer and business confidence, we expect the economy to continue to perform well, although not quite as well as in the first half of the year. The Federal Reserve has expressed uncertainty about why inflation has remained so low at this stage of the expansion and is maintaining a bias toward tightening in an effort to keep inflation in check. Until visible signs of accelerating inflation appear, there is little reason for us to adopt a strongly defensive posture in the funds.

     On the other hand, long-term AAA municipal yields are now at 5.30%, near the low end of our anticipated yield range. We therefore remain cautious on interest rates near term and have currently positioned the fund with a neutral interest rate posture. We are focusing our efforts on preserving high tax-exempt income consistent with prudent duration management and security selection. As always, we will closely monitor the developments in the national economy and their subsequent impact on the Virginia municipal market.

Respectfully submitted,

/s/

Charles B. Hill
Chairman of the Investment Advisory Committee
Virginia Short-Term Tax-Free Bond Fund

/s/

Hugh D. McGuirk
Chairman of the Investment Advisory Committee
Virginia Tax-Free Bond Fund

September 19, 1997

T. Rowe Price Virginia Tax-Free Funds
================================================================================
Portfolio Highlights
--------------------------------------------------------------------------------
Key statistics
    2/28/97 8/31/97
Virginia Short-Term Tax-Free Bond Fund
Price Per Share $ ...................................        5.13        $ 5.12
Dividends Per Share
    For 6 months ....................................        0.10          0.10
    For 12 months ...................................        0.20          0.20
Dividend Yield ......................................                         *
    For 6 months ....................................        3.89%         3.86%
    For 12 months ...................................        3.91          3.91
Weighted Average Maturity (years) ...................         1.9           2.0
Weighted Average Effective Duration (years) .........         1.7           1.8
Weighted Average Quality ** .........................         AA+           AA+
Virginia Tax-Free Bond Fund
Price Per Share $ ...................................       11.05        $11.20
Dividends Per Share
    For 6 months ....................................        0.28          0.29
    For 12 months ...................................        0.57          0.57
Dividend Yield *
    For 6 months ....................................        5.31%         5.23%
    For 12 months ...................................        5.36          5.34
Weighted Average Maturity (years) ...................        17.4          17.7
Weighted Average Effective Duration (years) .........         7.4           7.4
Weighted Average Quality ** .........................          AA            AA

* Dividends earned and reinvested for the periods indicated are annualized and divided by the average daily net asset values per share for the same period.

**   Based on T. Rowe Price research.

T. Rowe Price Virginia Tax-Free Funds
================================================================================
Portfolio Highlights
--------------------------------------------------------------------------------
Sector Diversification
                                                         Percent of   Percent of
                                                         Net Assets   Net Assets
                                                            2/28/97      8/31/97

Virginia Short-Term Tax-Free Bond Fund
--------------------------------------------------------------------------------
Prerefunded Bonds ......................................         62%         53%
General Obligation - Local .............................          4          15
Escrowed Revenue .......................................         --           7
Air and Sea Transportation Revenue .....................          5           4
Hospital Revenue .......................................         11           4
General Obligation - State .............................         --           4
Electric Revenue .......................................          3           3
Solid Waste Revenue ....................................          3           2
Lease Revenue ..........................................          4           2
Miscellaneous Revenue ..................................          5           2
All Other ..............................................          3           2
Other Assets Less Liabilities ..........................         --           2
Total ..................................................        100%        100%

Virginia Tax-Free Bond Fund
--------------------------------------------------------------------------------
Hospital Revenue .......................................         22%         20%
Housing Finance Revenue ................................         16          12
Prerefunded Bonds ......................................         12          11
General Obligation - Local .............................          5           7
Water and Sewer Revenue ................................          7           7
Industrial and Pollution Control Revenue ...............          5           7
Educational Revenue ....................................          7           7
Dedicated Tax Revenue ..................................          6           6
Miscellaneous Revenue ..................................          3           5
Lease Revenue ..........................................          6           4
General Obligation - State .............................         --           4
Air and Sea Transportation Revenue .....................          2           3
Solid Waste Revenue ....................................          3           3
Escrowed to Maturity ...................................          2           2
All Other ..............................................          3           1
Other Assets Less Liabilities ..........................          1           1
Total ..................................................        100%        100%

T. Rowe Price Virginia Tax-Free Funds
================================================================================
Performance Comparison
--------------------------------------------------------------------------------

     These charts show the value of a hypothetical $10,000 investment in each fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

[Virginia Tax-Free Funds SEC chart shown here]

================================================================================
Average Annual Compound Total Return
--------------------------------------------------------------------------------

     This table shows how each fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

================================================================================
                                                                 Since Inception
Periods Ended 8/31/97              1 Year  3 Years  5 Years  Inception      Date

Virginia Short-Term Tax-Free Bond   4.51%       -        -      5.10%  11/30/94
Virginia Tax-Free Bond              8.71     7.57%    6.92%     7.75    4/30/91

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.
================================================================================

T. Rowe Price Virginia Short-Term Tax-Free Bond Fund
================================================================================
Unaudited

                                           For a share outstanding throughout each period
====================================================================================================================================
Financial Highlights
------------------------------------------------------------------------------------------------------------------------------------
                                                      6 Months                    Year                                  11/30/94
                                                         Ended                   Ended                                   through
                                                       8/31/97                 2/28/97              2/29/96              2/28/95
NET ASSET VALUE
Beginning of period .......................         $     5.13             $     5.16            $     5.06            $    5.00
Investment activities
    Net investment income .................               0.10*                  0.20*                 0.21*                0.05*
    Net realized and
    unrealized gain (loss) ................                 --                  (0.03)                 0.11                 0.06
    Total from
    investment activities .................               0.10                   0.17                  0.32                 0.11
Distributions
    Net investment income .................              (0.10)                 (0.20)                (0.21)               (0.05)
    Net realized gain .....................              (0.01)                    --                 (0.01)                  --
    Total distributions ...................              (0.11)                 (0.20)                (0.22)               (0.05)
NET ASSET VALUE
End of period .............................         $     5.12             $     5.13            $     5.16            $    5.06
Ratios/Supplemental Data
Total return ..............................               1.93%*                 3.33%*                6.43%*               2.28%*
Ratio of expenses to
average net assets ........................               0.65%*+                0.65%*                0.65%*               0.65%*+
Ratio of net investment
income to average
net assets ................................               3.82%*+                3.84%*                4.07%*               4.43%*+
Portfolio turnover rate ...................               93.4%+                 32.5%                 36.4%                14.8%+
Net assets, end of period
(in thousands) ............................         $   18,675             $   16,314            $   12,480            $   4,965
------------------------------------------------------------------------------------------------------------------------------------

*    Excludes expenses in excess of a 0.65% voluntary expense limitation in effect through 2/28/98.
+    Annualized.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Virginia Tax-Free Bond Fund
================================================================================
Unaudited

                                           For a share outstanding throughout each period
====================================================================================================================================
Financial Highlights

                                      6 Months           Year
                                         Ended          Ended
                                       8/31/97        2/28/97          2/29/96          2/28/95          2/28/94          2/28/93
NET ASSET VALUE
Beginning of period ...........   $     11.05     $     11.09      $     10.56      $     11.00      $     11.06      $     10.27
Investment activities
    Net investment income .....          0.29            0.57*            0.57*            0.57*            0.56*            0.58*
    Net realized and
    unrealized gain (loss) ....          0.15           (0.04)            0.53            (0.43)            0.09             0.82
    Total from
    investment activities .....          0.44            0.53             1.10             0.14             0.65             1.40
Distributions
    Net investment income .....         (0.29)          (0.57)           (0.57)           (0.57)           (0.56)           (0.58)
    Net realized gain .........            --              --               --            (0.01)           (0.15)           (0.03)
    Total distributions .......         (0.29)          (0.57)           (0.57)           (0.58)           (0.71)           (0.61)
NET ASSET VALUE
End of period .................   $     11.20     $     11.05      $     11.09      $     10.56      $     11.00      $     11.06
Ratios/Supplemental Data
Total return ..................          4.01%           5.00%*          10.69%*           1.51%*           5.99%*          14.11%*
Ratio of expenses to
average net assets ............          0.59%           0.65%*           0.65%*           0.65%*           0.65%*           0.65%*
Ratio of net investment
income to average
net assets ....................          5.17%           5.23%*           5.27%*           5.49%*           5.03%*           5.53%*
Portfolio turnover rate .......          67.3%           66.2%            93.7%            89.1%            61.8%            68.5%
Net assets, end of period
(in thousands) ................   $   209,158     $   195,783      $   178,750      $   155,278      $   168,715      $   111,705
------------------------------------------------------------------------------------------------------------------------------------

*    Excludes expenses in excess of a 0.65% voluntary expense limitation in effect through 2/28/97.
+    Annualized.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Virginia Short-Term Tax-Free Bond Fund
================================================================================
Unaudited                                                        August 31, 1997

================================================================================
Statement of Net Assets
                                                                 Par       Value
--------------------------------------------------------------------------------
                                                                    In thousands

VIRGINIA  87.7%
Arlington County, GO, 5.40%, 8/1/01 .........................   $ 1,000   $1,040
Augusta County IDA, Augusta Hosp
        6.10%, 9/1/00 (AMBAC Insured) .......................        60       63
Chesapeake, Water and Sewer
        7.10%, 12/1/05 (Prerefunded 12/1/98+) ...............       250      264
Fairfax County, GO
    Public Improvement, 5.50%, 6/1/99 .......................       400      410
Fairfax County
    Ogden Martin, 7.20%, 2/1/99 * ...........................       450      467
    Sewer, 7.00%, 11/15/16 (AMBAC Insured)
        (Prerefunded 11/15/99+) .............................       150      162
Fairfax County IDA, Fairfax Hosp. System
        VRDN (Currently 3.30%) ..............................       200      200
Fairfax County Water Auth
        6.125%, 1/1/29 (Prerefunded 1/1/00+) ................       250      261
        7.30%, 1/1/21 (Prerefunded 1/1/00+) .................       265      288
Hampton, GO, 6.625%, 1/1/10 (Prerefunded 1/1/00+) ...........       100      107
Hampton Roads Sanitation Dist
        7.20%, 7/1/09 (Prerefunded 7/1/99+) .................       500      537
Harrisonburg Redev. and Housing Auth
    Mallside Forest Apartments, 5.00%, 11/14/97
        (Escrowed to Maturity) * ............................     1,400    1,400
Henrico County, GO, 6.40%, 10/1/99 (Prerefunded 10/1/98+) ...       180      185
Henrico County IDA
    Bon Secours Health, St. Mary's Hosp
        7.50%, 9/1/07 (Prerefunded 8/1/00+) .................       750      815
    Henrico County Jail, 5.80%, 8/1/99 ......................       150      155
James City and County IDA, Residential Care Fac
    Williamsburg Landing, 4.85%, 3/1/98 .....................       150      151
Loudoun County Sanitation Auth
    Water and Sewer
        7.25%, 1/1/03 (AMBAC Insured)
        (Prerefunded 1/1/99+) ...............................       350      371
        7.50%, 1/1/10 (AMBAC Insured)
        (Prerefunded 1/1/99+) ...............................       225      240
Manassas, GO, 5.50%, 9/1/98 * ...............................       325      330
Norfolk, GO, 7.00%, 10/1/09 (Prerefunded 10/1/98+) ..........   $   450   $  474
Northern Virginia Transportation Dist., Commuter Rail
        7.00%, 7/1/05 (FSA Insured)
        (Prerefunded 7/1/00+) ...............................       970    1,059

Prince William County, GO
        5.85%, 2/1/00 (Prerefunded 2/1/99+) .................       500      514
        6.00%, 8/1/99 .......................................       685      710
        6.125%, 2/1/03 (Prerefunded 2/1/99+) ................       500      519
Roanoke IDA, Roanoke Memorial Hosp
    Carilion Health System
        6.50%, 7/1/25 (MBIA Insured)
        (Prerefunded 7/1/00+) ...............................     2,000    2,120
Upper Occoquan Sewage Auth
        6.50%, 7/1/17 (MBIA Insured)
        (Prerefunded 7/1/01+) ...............................     1,080    1,181
Virginia Beach, GO, 6.10%, 8/1/99 ...........................       250      260
Virginia Beach Hosp. Auth., Sentara Bayside Hosp
        5.65%, 11/1/98 ......................................       500      509
Virginia Public Building Auth., Correctional Fac
        6.90%, 2/1/99 .......................................       175      182
Virginia Public School Auth
        5.60%, 1/1/99 .......................................       275      281
        6.20%, 1/1/03 (Prerefunded 1/1/99+) .................        50       52
        6.70%, 1/1/07 (Prerefunded 1/1/99+) .................       150      158
        6.75%, 1/1/11 (Prerefunded 1/1/99+) .................       400      422
    Henrico County Schools
        6.60%, 1/15/00 (Prerefunded 1/15/99+) ...............       250      259
Virginia Transportation Board, U.S. Route 58 Corridor
        5.00%, 5/15/99 ......................................       235      239
Total Virginia (Cost $16,284) ...............................             16,385

PUERTO RICO  6.6%
Puerto Rico Commonwealth, GO, 5.50%, 7/1/99 .............         700        716
Puerto Rico Electric Power Auth., 5.00%, 7/1/98 .........         500        504
Total Puerto Rico (Cost $1,215) .........................                  1,220

DISTRICT OF COLUMBIA  4.2%
Metropolitan Washington D.C. Airports Auth
        6.00%, 10/1/00 (MBIA Insured) * ............           500       $   524
        6.80%, 10/1/98 (FGIC Insured) * ............           250           257
Total District of Columbia (Cost $ 772) ............           781
Total Investments in Securities
98.5% of Net Assets (Cost ..........................      $ 18,271       $18,386
Other Assets Less Liabilities ......................                         289
NET ASSETS .........................................                    $ 18,675
Net Assets Consist of:
Accumulated net investment income -
net of distributions ...............................                    $      1
Accumulated net realized gain/loss -
net of distributions ...............................                        (12)
Net unrealized gain (loss) .........................                         115
Paid-in-capital applicable to 3,649,456
no par value shares of beneficial
interest outstanding; unlimited
number of shares authorized ........................                      18,571

NET ASSETS .........................................                    $ 18,675
NET ASSET VALUE PER SHARE ..........................                     $  5.12

*      Interest subject to alternative minimum tax
+      Used in determining portfolio maturity
AMBAC  AMBAC Indemnity Corp.
FGIC   Financial Guaranty Insurance Company
FSA    Financial Security Assurance Corp.
GO     General Obligation
IDA    Industrial Development Authority
MBIA   Municipal Bond Investors Assurance Corp.
VRDN   Variable Rate Demand Note

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Virginia Tax-Free Bond Fund
================================================================================
Unaudited                                                        August 31, 1997

================================================================================
Statement of Net Assets
                                                                 Par       Value
--------------------------------------------------------------------------------
                                                                    In thousands

VIRGINIA  90.4%
Alexandria IDA
    Ogden Martin
        VRDN (Currently 3.80%) * .............................   $1,850   $1,850
        7.40%, 1/1/08 ........................................    2,450    2,468
Alexandria Redev. and Housing Auth ...........................
    Residential Care Fac., Goodwin House
        6.60%, 10/1/26 .......................................    2,000    2,031
Arlington County, GO
        6.00%, 6/1/11 ........................................    1,000    1,103
        6.00%, 8/1/14 ........................................    1,085    1,148
Arlington County IDA
    Arlington Hosp ...........................................
        7.00%, 9/1/11 (Prerefunded 9/1/01+) ..................    1,205    1,343
        7.125%, 9/1/21 (Prerefunded 9/1/01+) .................      800      895
    The Nature Conservancy, 5.40%, 7/1/17 ....................      700      693
Augusta County Service Auth., Water and Sewer
        5.00%, 11/1/24 (MBIA Insured) ........................    3,400    3,175
Capital Region Airport Commission, Richmond Int'l. Airport
        VRDN (Currently 3.40%)
        (AMBAC Insured) * ....................................      300      300
Covington and Alleghany County IDA, PCR, Westvaco
        6.65%, 9/1/18 ........................................    1,500    1,650

Danville, GO, 7.25%, 3/1/07 (Prerefunded 3/1/99+) ............      350      373
Danville IDA, Danville Regional Medical Center
        6.50%, 10/1/24 (FGIC Insured) ........................    3,000    3,283
Fairfax County Economic Dev. Auth., Ogden Martin
        7.75%, 2/1/11 * ......................................    2,000    2,142
Fairfax County Housing Auth., FCRHA Office Building
        7.50%, 6/15/18 .......................................    2,220    2,338
Fairfax County IDA
    Fairfax Hosp. System
        VRDN (Currently 3.30%) ...............................      600      600
        VRDN (Currently 3.40%) ...............................      200      200
    Inova Health Care, 6.00%, 8/15/26 ........................    2,315    2,390
Fairfax County Water Auth ....................................
        5.00%, 4/1/29 ........................................    2,000    1,845
        5.80%, 1/1/16 (Escrowed to Maturity) .................    3,505    3,656
        7.30%, 1/1/21 (Prerefunded 1/1/00+) ..................      900      978
Frederick County IDA, Gov't. Complex Fac .....................
        6.50%, 12/1/14 (MBIA Insured) ........................   $1,500   $1,671
Fredericksburg IDA
    Hosp. Fac. (MWH MediCorp Obligated Group)
        Residual Interest Bond / Inverse Floater
        (Currently 9.337%), 8/15/23
        (FGIC Insured) (Prerefunded 8/15/01+) ................    3,000    3,570
    Medicorp Health
        5.25%, 6/15/16 (AMBAC Insured) .......................    1,000      974
        5.25%, 6/15/23 (AMBAC Insured) .......................    2,000    1,924
George Mason Univ., 6.375%, 2/1/13 (MBIA Insured) ............    1,415    1,556
Giles County IDA, Hoechst Celanese, 6.625%, 12/1/22 * ........    1,485    1,587
Hampton, Museum, 7.30%, 1/1/14 (Prerefunded 1/1/00+) .........    1,100    1,195
Hampton IDA, Sentara Health Systems, 5.375%, 11/1/15 .........    3,300    3,275
Hampton Roads Medical College
        6.875%, 11/15/11 .....................................    1,500    1,616
        6.875%, 11/15/16 .....................................      500      538
Hanover County IDA
    Memorial Regional Medical Center
        6.375%, 8/15/18 (MBIA Insured) .......................    2,185    2,480
        6.50%, 8/15/10 (MBIA Insured) ........................    1,300    1,487
Henrico County IDA
    Bon Secours Health
        6.25%, 8/15/20 (MBIA Insured) ........................    1,550    1,731
    Bon Secours Health, St. John's Hosp ......................
        7.50%, 9/1/15 (Prerefunded 7/1/00+) ..................    1,750    1,931
    Bon Secours Health, St. Mary's Hosp ......................
        6.00%, 8/15/16 (MBIA Insured) ........................    1,045    1,133
        7.50%, 9/1/07 (Prerefunded 8/1/00+) ..................      375      408
    Browning Ferris, 5.45%, 1/1/14 ...........................    1,000      998
    Regional Jail
        6.00%, 8/1/15 ........................................    2,415    2,474
        7.00%, 8/1/13 ........................................    1,485    1,690

Henry County IDA, Memorial Hosp., 6.00%, 1/1/27 ..............    2,750    2,821
Isle of Wight IDA, Union Camp, 6.55%, 4/1/24 * ...............    4,250    4,576
Loudoun County Sanitation Auth., Water and Sewer
        5.25%, 1/1/26 (FGIC Insured) .........................    4,000    3,857
        5.25%, 1/1/30 (FGIC Insured) .........................    2,000    1,925
Martinsville IDA
    Memorial Hosp. of Martinsville and Henry County
        7.00%, 1/1/11 (Prerefunded 1/1/01+)   ................    $ 950   $1,027
Newport News, GO, 5.625%, 7/1/14 (MBIA Insured) ..............    4,030    4,145
Newport News Redev. and Housing Auth., 5.85%, 12/20/30 .......      650      659
Norfolk IDA
    Children's Hosp. of The King's Daughters
        7.00%, 6/1/11 (AMBAC Insured)
        (Prerefunded 6/1/01+) ................................    1,150    1,275
    Sentara Hosp .............................................
        7.00%, 11/1/20 (Prerefunded 11/1/00+) ................    1,045    1,147
        7.10%, 11/1/10 (Prerefunded 11/1/00+) ................      850      936
Norfolk Redev. and Housing Auth., Merrimack Landing
        5.50%, 12/1/13 .......................................    1,000    1,002
Northern Virginia Transportation Dist., Commuter Rail
        6.00%, 7/1/09 (MBIA Insured) .........................    1,170    1,284
Peninsula Port Auth ..........................................
    Bon Secours Health
        5.25%, 8/15/23 (FGIC Insured) ........................    1,000      960
    Dominion Terminal, 7.375%, 6/1/20 ........................    2,000    2,168
    Riverside Health, 6.625%, 7/1/18 .........................    3,020    3,268
    Shell Oil, VRDN (Currently 3.80%) ........................    3,500    3,500
Portsmouth, GO, 5.00%, 8/1/17 (FGIC Insured) .................    5,215    4,999
Richmond, GO, 5.00%, 1/15/21 (FGIC Insured) ..................    3,000    2,815
Roanoke County, GO, Public Improvement, 5.00%, 6/1/21 ........      600      564
Roanoke County Water, 5.00%, 7/1/26 (FGIC Insured) ...........    2,000    1,854
Roanoke IDA
    Roanoke Memorial Hosp., Carilion Health System
        6.125%, 7/1/17 (MBIA Insured) ........................    3,905    4,302
        7.25%, 7/1/17 (MBIA Insured)
        (Prerefunded 7/1/00+) ................................    1,000    1,098
Univ. of Virginia Hosp., 7.00%, 6/1/10 (Prerefunded 6/1/99+) .    1,400    1,483
Virginia, GO
        5.25%, 12/1/13 .......................................    3,000    3,014
        6.50%, 6/1/15 (Prerefunded 6/1/03+) ..................    3,000    3,349
Virginia Beach Dev. Auth .....................................
    Sentara Bayside Hosp., 6.60%, 11/1/09 ....................    3,650    3,951
Virginia Beach Dev. Auth .....................................
    Virginia Beach General Hosp
        6.00%, 2/15/10 (AMBAC Insured) .......................   $1,000   $1,096
Virginia College Building Auth ...............................
    Randolph Macon College, 6.625%, 5/1/13 ...................    1,000    1,074
    Washington and Lee Univ., 5.75%, 1/1/19 ..................    1,120    1,135

Virginia HDA
        6.35%, 11/1/01 .......................................    1,000    1,048
        6.375%, 1/1/26 * .....................................    2,000    2,098
        6.45%, 7/1/28 (MBIA Insured) * .......................    2,000    2,108
        6.50%, 5/1/13 * ......................................    2,000    2,104
        6.70%, 7/1/11 ........................................    2,660    2,862
        6.80%, 7/1/06 * ......................................    1,000    1,085
        6.85%, 7/1/17 ........................................    1,000    1,041
        6.90%, 7/1/13 ........................................    1,800    1,871
        6.90%, 7/1/17 ........................................    3,500    3,746
        7.05%, 5/1/18 ........................................      840      895
        7.10%, 5/1/13 ........................................    1,500    1,588
        7.10%, 1/1/17 ........................................    2,230    2,353
        7.10%, 1/1/22 ........................................    1,260    1,329
Virginia Polytechnic Institute and State Univ ................
    Univ. Services
        5.40%, 6/1/11 ........................................    1,250    1,272
        5.50%, 6/1/16 ........................................    3,000    3,005
        5.50%, 6/1/20 ........................................    2,100    2,101
Virginia Port Auth., Commonwealth Port, 5.55%, 7/1/12 * ......    1,255    1,276
Virginia Public Building Auth., 6.25%, 8/1/15
        (Prerefunded 8/1/04+) ................................    1,550    1,711
Virginia Public School Auth ..................................
        5.00%, 8/1/16 ........................................    2,000    1,922
        5.375%, 8/1/18 .......................................    2,000    1,996
        6.50%, 8/1/12 ........................................    1,700    1,838
        6.50%, 8/1/16 ........................................    2,890    3,194
        7.125%, 1/1/10 (Prerefunded 1/1/98+) .................      100      103
Virginia Resources Auth, Henrico County Project
        3.35%, 10/1/28 .......................................    2,000    2,000
Virginia State Univ., Commonwealth Univ., 5.75%, 5/1/21 ......    1,800    1,828
Virginia Transportation Board
    Northern Virginia Transportation Dist ....................
        5.125%, 5/15/21 ......................................    5,000    4,772
Virginia Transportation Board
    Route 28 Project, 6.50%, 4/1/18 $ ........................    1,000   $1,086
Washington County IDA
    Johnston Memorial Hosp ...................................
        6.25%, 7/1/06 ........................................    1,660    1,793
        6.75%, 7/1/12 ........................................    1,500    1,603
Winchester IDA
    Winchester Medical Center
        Embedded Interest Rate Swap
        5.05%, 1/1/04
        (AMBAC Insured) ......................................    1,400    1,426
Total Virginia (Cost  $180,468) ..............................           189,037

PUERTO RICO  5.4%
Puerto Rico Commonwealth, GO
        7.75%, 7/1/13 (Prerefunded 7/1/98+) .............         100        105
        7.75%, 7/1/17 (Prerefunded 7/1/99+) .............         250        270

Puerto Rico Electric Power Auth .........................
        7.00%, 7/1/07 (Prerefunded 7/1/99+) .............         630        672
        8.00%, 7/1/08 (Prerefunded 7/1/98+) .............         125        132
Puerto Rico Highway and Transportation Auth .............
        5.50%, 7/1/15 (FSA Insured) .....................       2,000      2,074
        6.25%, 7/1/14 ...................................       1,500      1,659
Puerto Rico Infrastructure Fin. Auth ....................
        7.50%, 7/1/09 ...................................       1,500      1,574
        7.75%, 7/1/08 ...................................         115        121
Puerto Rico Public Building Auth., GO
        7.25%, 7/1/17 (Prerefunded 7/1/98+) .............         100        104
    Gov't. Fac., 5.00%, 7/1/27 (AMBAC Insured) ..........       5,000      4,719
Total Puerto Rico (Cost $10,992) ........................                 11,430

DISTRICT OF COLUMBIA  3.4%
Metropolitan Washington D.C. Airport Auth ...........
        5.50%, 10/1/23 * ............................      2,500          2,449
        5.75%, 10/1/11 (MBIA Insured) * .............      1,500          1,552
        6.625%, 10/1/19 (MBIA Insured) * ............      2,800          3,047
Total District of Columbia (Cost $6,565) ............                     7,048

Total Investments in Securities
99.2% of Net Assets (Cost $198,025) .................                 $ 207,515

Other Assets Less Liabilities .......................                     1,643
NET ASSETS ..........................................                 $ 209,158
Net Assets Consist of:
Accumulated net investment income -
net of distributions ................................                 $       8
Accumulated net realized gain/loss -
net of distributions ................................                      (949)
Net unrealized gain (loss) ..........................                     9,490
Paid-in-capital applicable to 18,667,656
no par value shares of beneficial
interest outstanding; unlimited
number of shares authorized .........................                   200,609
NET ASSETS ..........................................                 $ 209,158
NET ASSET VALUE PER SHARE ...........................                 $   11.20

*      Interest subject to alternative minimum tax
+      Used in determining portfolio maturity
AMBAC  AMBAC Indemnity Corp.
FGIC   Financial Guaranty Insurance Company
FSA    Financial Security Assurance Corp.
GO     General Obligation
HDA    Housing Development Authority
IDA    Industrial Development Authority
MBIA   Municipal Bond Investors Assurance Corp.
PCR    Pollution Control Revenue
VRDN   Variable Rate Demand Note


The accompanying notes are an integral part of these financial statements.

T. Rowe Price Virginia Tax-Free Funds
================================================================================
Unaudited

================================================================================
Statement of Operations
--------------------------------------------------------------------------------
In thousands                                            Short-Term
                                                         Bond Fund    Bond Fund
                                                        -----------   ---------
                                                          6 Months     6 Months
                                                             Ended        Ended
                                                           8/31/97      8/31/97
Investment Income
Interest income ........................................     $ 393      $ 5,791
Expenses
    Investment management ..............................        --          428
    Custody and accounting .............................        40           49
    Shareholder servicing ..............................        13           92
    Trustees ...........................................         4            4
    Legal and audit ....................................         4            4
    Registration .......................................         2            6
    Prospectus and shareholder reports .................         1            7
    Miscellaneous ......................................         2            4
    Reimbursed by Manager ..............................        (9)          --
    Total expenses .....................................        57          594
Net investment income ..................................       336        5,197
Realized and Unrealized Gain (Loss)
Net realized gain (loss)
    Securities .........................................        (1)         837
    Futures ............................................        --         (115)
    Net realized gain (loss) ...........................        (1)         722
Change in net unrealized gain or loss on securities ....        (8)       1,969
Net realized and unrealized gain (loss) ................        (9)       2,691
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS .................................     $ 327      $ 7,888

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Virginia Tax-Free Funds
================================================================================
Unaudited

Statement of Changes in Net Assets
====================================================================================================================================
In thousands                                                                    Short-Term
                                                                                 Bond Fund                                Bond Fund
                                                            ------------------------------            -----------------------------
                                                             6 Months                 Year            6 Months                 Year
                                                                Ended                Ended               Ended                Ended
                                                              8/31/97              2/28/97             8/31/97              2/28/97
Increase (Decrease) in Net Assets
Operations
    Net investment income ........................           $    336            $    543            $   5,197            $   9,529
    Net realized gain (loss) .....................                 (1)                 21                  722                  688
    Change in net unrealized
    gain or loss .................................                 (8)                (71)               1,969               (1,152)
    Increase (decrease) in
    net assets from operations ...................                327                 493                7,888                9,065
Distributions to shareholders
    Net investment income ........................               (336)               (543)              (5,197)              (9,529)
    Net realized gain ............................                (32)               --                   --                   --
    Decrease in net assets
    from distributions ...........................               (368)               (543)              (5,197)              (9,529)
Capital share transactions *
    Shares sold ..................................              4,700               8,796               27,395               42,556
    Distributions reinvested .....................                286                 399                3,933                7,302
    Shares redeemed ..............................             (2,584)             (5,311)             (20,644)             (32,361)
    Increase (decrease) in
    net assets from capital
    share transactions ...........................              2,402               3,884               10,684               17,497
Net Assets
Increase (decrease)
during period ....................................              2,361               3,834               13,375               17,033
Beginning of period ..............................             16,314              12,480              195,783              178,750
End of period ....................................           $ 18,675            $ 16,314            $ 209,158            $ 195,783
*Share information
    Shares sold ..................................                920               1,719                2,471                3,894
    Distributions reinvested .....................                 56                  78                  355                  668
    Shares redeeemed .............................               (506)             (1,038)              (1,869)              (2,970)
    Increase (decrease)
    in shares outstanding ........................                470                 759                  957                1,592
------------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Virginia Tax-Free Funds
================================================================================
Unaudited                                                        August 31, 1997

================================================================================
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price State Tax-Free Income Trust (the trust) is registered under the Investment Company Act of 1940. The Virginia Short-Term Tax-Free Bond Fund (the Short-Term Bond Fund) and the Virginia Tax-Free Bond Fund (the Bond Fund), nondiversified, open-end management investment companies, are two of the portfolios established by the trust and commenced operations on November 30, 1994, and April 30, 1991, respectively.

     VALUATION Debt securities are generally traded in the over-the-counter market. Investments in securities are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of that fund, as authorized by the Board of Trustees.

     PREMIUMS AND DISCOUNTS Premiums and original issue discounts on municipal securities are amortized for both financial reporting and tax purposes. Market discounts are recognized upon disposition of the security as gain or loss for financial reporting purposes and as ordinary income for tax purposes.

     OTHER Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by each fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

NOTE 2 - INVESTMENT TRANSACTIONS

     Purchases  and  sales  of  portfolio  securities,   other  than  short-term
securities, for the six months ended August 31, 1997, were as follows:

================================================================================
                                                     Short-Term
                                                      Bond Fund       Bond Fund
                                                     ----------     -----------
Purchases                                            $8,041,000     $74,032,000
Sales                                                 7,237,000      64,090,000


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since each fund intends to continue to qualify as a regulated investment company and distribute all of its income. The Bond Fund has unused realized capital loss carryforwards for federal income tax purposes of $1,653,000, which expires in 2003. The Bond Fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

     At August 31, 1997, the aggregate costs of investments for the Short-Term Bond and Bond Funds for federal income tax and financial reporting purposes were $18,271,000 and $198,025,000, respectively. Net unrealized gain on investments was as follows:

================================================================================
                                               Short-Term
                                                Bond Fund              Bond Fund
                                                 --------            -----------
Appreciated investments                          $116,000            $9,621,000
Depreciated investments                            (1,000)             (131,000)
Net unrealized gain (loss)                       $115,000            $9,490,000


NOTE 4 - RELATED PARTY TRANSACTIONS

     The investment management agreement between each fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $75,000 was payable at August 31, 1997, by the Bond Fund. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.10% of average daily net assets for the Short-Term Bond and Bond Funds, and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At August 31, 1997, and for the six months then ended, the effective annual group fee rates were 0.32% and 0.33%, respectively. Each fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     Under the terms of the investment management agreement, the manager is required to bear any expenses through February 28, 1998, which would cause the Short-Term Bond Fund's ratio of expenses to average net assets to exceed 0.65%. Thereafter, through February 29, 2000, the Short-Term Bond Fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of expenses to average net assets to exceed 0.65%. Pursuant to this agreement, $37,000 of management fees were not accrued by the fund for the six months ended August 31, 1997, and $8,000 of other expenses were borne by the manager. Pursuant to this agreement, $101,000 remains subject to reimbursement through February 29, 2000. Additionally, $138,000 of unaccrued fees and expenses related to a previous agreement are subject to reimbursement through February 28, 1998.

     In addition, each fund has entered into agreements with the manager and a wholly owned subsidiary of the manager, pursuant to which each fund receives certain other services. The manager computes the daily share price and maintains the financial records of each fund. T. Rowe Price Services, Inc., is each fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the funds. The Short-Term Bond and Bond Funds incurred expenses pursuant to these related party agreements totaling approximately $41,000 and $105,000, respectively, for the six months ended August 31, 1997, of which $8,000 and $20,000, respectively, were payable at period-end.



T. ROWE PRICE SHAREHOLDER SERVICES
================================================================================

INVESTMENT SERVICES AND INFORMATION

KNOWLEDGEABLE SERVICE REPRESENTATIVES

     BY PHONE 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

     IN PERSON Available in T. Rowe Price Investor Centers.

ACCOUNT SERVICES

     CHECKING Available on most fixed income funds ($500 minimum).

     AUTOMATIC INVESTING From your bank account or paycheck.

     AUTOMATIC WITHDRAWAL Scheduled, automatic redemptions.

     DISTRIBUTION OPTIONS Reinvest all, some, or none of your distributions.

     AUTOMATED 24-HOUR SERVICES Including Tele*Access [Registration Mark] and T. Rowe Price OnLine.

DISCOUNT BROKERAGE*

     INDIVIDUAL INVESTMENTS Stocks, bonds, options, precious metals, and other securities at a savings over regular commission rates.

INVESTMENT INFORMATION

     COMBINED STATEMENT Overview of your T. Rowe Price accounts.

     SHAREHOLDER REPORTS Fund managers' reviews of their strategies and results.

     T. ROWE PRICE REPORT Quarterly investment newsletter discussing markets and financial strategies.

     PERFORMANCE UPDATE Quarterly review of all T. Rowe Price fund results.

     INSIGHTS  Educational  reports  on  investment   strategies  and  financial
     markets.

     INVESTMENT GUIDES Asset Mix Worksheet,  College Planning Kit,  Diversifying
     Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

     *A division of T. Rowe Price Investment Services, Inc. Member NASD/SIPC.


For yield, price, last transaction,
current balance, or to conduct
transactions, 24 hours, 7 days
a week, call Tele*Access [Registration Mark]:
1-800-638-2587 toll free

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500 Baltimore area

To open a Discount Brokerage
account or obtain information,
call: 1-800-638-5660 toll free

Internet address:
www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland 21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price Virginia Tax-Free Funds.

Investor Centers:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607

T. Rowe Price Investment Services, Inc., Distributor. C14-051 8/31/97